                    THE ENDEAVOR PLATINUM VARIABLE ANNUITY

                                   ISSUED BY

                          PFL LIFE INSURANCE COMPANY

                      Supplement Dated December 18, 1998
                                    To The
                         Prospectus Dated May 1, 1998


     An optional rider for the Family Income Protector benefit has been added to The Endeavor Platinum Variable Annuity. The rights and benefits under the Family Income Protector are summarized below; however, the description of the Family Income Protector contained in this prospectus supplement is qualified in its entirety by reference to the rider itself, a copy of which is available upon request from PFL.

     All capitalized terms used, which are not defined in this supplement, shall have the same meanings as the same terms used in the accompanying prospectus.

     The Family Income Protector may not be available in all states at the date of this supplement. Please contact PFL at (800) 525-6205 for additional information regarding the availability of the Family Income Protector in your state.

                                _______________

FAMILY INCOME PROTECTOR

     You may elect to purchase this benefit, which guarantees the total amount you will have to apply to a Family Income Protector payment option and which guarantees the amounts of those payments once you begin to receive them. The Family Income Protector assures you of a minimum level of income in the future by guaranteeing a Minimum Annuitization Value (discussed below) after 10 years, based on the Policy Value at the date the rider is issued (adjusted for any withdrawals and applicable taxes and charges), increased by a guaranteed annual growth rate. By electing the Family Income Protector, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options.

     You may elect to purchase the Family Income Protector at the time you purchase the Policy or on subsequent Policy Anniversaries. A Family Income Protector Rider Fee, currently 0.30% of the Minimum Annuitization Value is charged prior to annuitization. You cannot begin to obtain payments under the Family Income Protector until the tenth Policy Anniversary after it is added to your Policy. A Stabilized Payment Fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the variable investment options, is reflected in the amount of the variable payments you receive if you annuitize under the Family Income Protector rider.



                THIS PROSPECTUS SUPPLEMENT MUST BE ACCOMPANIED
                             BY THE PROSPECTUS FOR
           THE ENDEAVOR PLATINUM VARIABLE ANNUITY DATED MAY 1, 1998

     THE FAMILY INCOME PROTECTOR DOES NOT ESTABLISH OR GUARANTEE POLICY VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of the Policy Value at otherwise applicable annuity factors. Therefore, the Family Income Protector should be regarded as a safety net. As described herein under "MIMIMUM ANNUITIZATION VALUE," withdrawals will reduce the Minimum Annuitization Value, and may reduce the Minimum Annuitization Value on a basis greater than dollar-for-dollar.


Hypothetical Illustration
-------------------------

     The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the Family Income Protector for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments, or withdrawals, that there were no premium taxes and that the $100,000 premium is subject to the Family Income Protector. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a Life Only and a Life with 10 Year Certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the rider is issued, that the annual growth rate is 6.0% (once established an annual growth rate will not change during the life of the Family Income Protector rider), and that there was no upgrade of the Minimum Annuitization Value. The figures below, which are the amount of the first monthly payment, are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments are calculated using a 5% assumed investment return).

     Illustrations of guaranteed minimum payments based on other assumptions will be provided upon request.

Life Only = Life Annuity with No Period Certain        Life 10 = Life Annuity with 10 Years Certain

========================================================================================================================
                                      Male                           Female                     Joint & Survivor
 Rider Anniversary at     ----------------------------------------------------------------------------------------------
   Exercise Date            Life Only        Life 10        Life Only        Life 10        Life Only        Life 10
========================================================================================================================
   10 (age 70)                $1,135          $1,067          $  976          $  949          $  854          $  852
------------------------------------------------------------------------------------------------------------------------
   15                          1,833           1,634           1,562           1,469           1,332           1,318
------------------------------------------------------------------------------------------------------------------------
   20 (age 80)                 3,049           2,479           2,597           2,286           2,145           2,078
========================================================================================================================

This hypothetical illustration should not be deemed representative of past or future performance of any underlying variable investment option.


     Because the annuity payment options provided for in the Policy are based on the Policy Value at the time you start receiving annuity payments, the amount of those annuity payments may exceed the payments provided by the Family Income Protector. Accordingly, you may elect to receive annuity payments from either the Policy using the Policy Value or the Family Income Protector using the Minimum Annuitization Value.

     MIMIMUM ANNUITIZATION VALUE. On the rider date, the Minimum Annuitization Value is the Policy Value. Thereafter, the Minimum Annuitization Value will be the Policy Value on the date the rider is issued, plus any additional payments, minus an adjustment for any withdrawals made after the date the rider is issued, accumulated at the annual growth rate written on page one of the Family Income Protector rider minus any premium taxes. The annual growth rate is currently 6% per year; PFL may, at its discretion, change the rate in the future, but the rate will never be less than 3% per year, and once the

Family Income Protector rider is added to your Policy, the annual growth rate will not vary during the life of that Family Income Protector rider.

     Withdrawals will affect the Minimum Annuitization Value as follows: Each Policy Year, withdrawals up to the limit of the total free amount (the Minimum Annuitization Value on the last Policy Anniversary multiplied by the annual growth rate) reduce the Minimum Annuitization Value on a dollar-for-dollar basis. Withdrawals over this free amount will reduce the Minimum Annuitization Value on a pro rata basis by an amount equal to the Minimum Annuitization Value immediately prior to the excess withdrawal multiplied by the percentage reduction in the Policy Value resulting from the excess withdrawal. The free amount will always be a relatively small fraction of the Minimum Annuitization Value.

     The Minimum Annuitization Value may only be used to annuitize using the Family Income Protector payment options (discussed below) and may not be used with any of the annuitization options shown in the Policy.

     The Minimum Annuitization Value is used solely for purposes of calculating the Family Income Protector payment and does not establish or guarantee a Policy Value or guarantee performance of any investment option.

     MINIMUM ANNUITIZATION VALUE UPGRADE. Within 30 days after a Policy Anniversary, you may elect to upgrade the Minimum Annuitization Value to the Policy Value on that anniversary if the Policy Value is greater than the Minimum Annuitization Value. The last date to elect to upgrade the Minimum Annuitization Value is the Policy Anniversary immediately before your 85th birthday. The laws of some states may require an earlier date. For your convenience, the last date to upgrade will be set forth on page one of the Family Income Protector rider.

     Upon upgrading, the current Family Income Protector rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees. The benefits and fees under the new rider may differ from your benefits and fees prior to upgrading (the benefits and fees that may change include the annual growth rate, the Family Income Protector rider fee, the fee waiver threshold, the stabilized payment fee, and the waiting period before the Family Income Protector can be exercised).

     CONDITIONS OF EXERCISE OF THE FAMILY INCOME PROTECTOR. The Family Income Protector may only be exercised within the 30 days immediately following the tenth or later Policy Anniversary after the Family Income Protector is elected or, in the case of an upgrade of the Minimum Annuitization Value, the tenth or later Policy Anniversary following the upgrade; PFL may, at its discretion, change the waiting period before the Family Income Protector can be exercised in the future, but once the Family Income Protector rider is added to your Policy, the waiting period will not vary during the life of that Family Income Protector rider. For your convenience, the first date to exercise the Family Income Protector will be set forth on page one of the Family Income Protector rider. The Family Income Protector may not, however, be exercised after the Policy Anniversary after your 94th birthday. The laws of some states may require an earlier date. For your convenience, the last date to exercise the Family Income Protector will be set forth on page one of the Family Income Protector rider.

     If you annuitize your Policy at any time other than indicated above, the Family Income Protector cannot be exercised and, accordingly, the Family Income Protector will provide no benefits. For example, if you annuitized your Policy twelve and one-half years after you purchased the Policy and Family Income Protector rider, you would not be able to exercise the Family Income Protector and use the Minimum Annuitization Value or receive guaranteed minimum stabilized payments.

     FAMILY INCOME PROTECTOR PAYMENT OPTIONS. The amount of the first payment provided by the Family Income Protector will be determined by multiplying each $1,000 of Minimum Annuitization Value to the applicable annuity factor shown on
Schedule I of the Family Income Protector rider. The applicable annuity factor depends upon the Annuitant's (and Joint Annuitant's, if any) sex (or without regard to gender if required by law), age, and the Family Income Protector payment option selected and is based on a guaranteed interest rate of 3% and the "1983 Table a" mortality table improved to the year 2000 with projection Scale G. Subsequent payments will be calculated as described in the Family Income Protector rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the annuity subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

     The Minimum Annuitization Value and applicable annuity factor may be applied to the following Family Income Protector payment options:

     Life Income -- An election may be made for "No Period Certain" or "10 Years Certain". In the event of the death of the Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

     Joint and Full Survivor -- An election may be made for "No Period Certain" or "10 Years Certain". Payments will be made as long as either the Annuitant or Joint Annuitant is living. In the event of the death of both the Annuitant and Joint Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

The Family Income Protector cannot be used with any other payment options.

     GUARANTEED MINIMUM STABILIZED PAYMENTS. Annuity payments under the Family Income Protector are guaranteed to never be less than the initial payment. The payments will also be "stabilized" or held constant during each Policy Year.

     During the first Policy Year following annuitization using the Family Income Protector, each stabilized payment will equal the initial payment. On each Policy Anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the subaccounts selected, and then be held constant at that amount for that Policy Year. The stabilized payment on each Policy Anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a Policy Year is greater than the stabilized payment for that Policy Year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a Policy Year is less than the stabilized payment for that Policy Year, there will be a reduction in the number of annuity units credited to the Policy to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your Policy. Purchases and reductions will be allocated to each subaccount on a proportionate basis.

     PFL bears the risk that it will need to make payments if all annuity units have been used in an attempt to maintain the stabilized payment at the initial payment level. In such an event, PFL will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate PFL for this risk, a stabilized payment fee will be deducted (discussed below).

                           ANNUITY POLICY FEE TABLE

POLICY OWNER TRANSACTION EXPENSES                             |        SEPARATE ACCOUNT ANNUAL EXPENSES
                                                              |       (AS A PERCENTAGE OF ACCOUNT VALUE)
                                                              |
Sales Load On Purchase Payments.........                  0   |   Mortality and Expense Risk Fee/(3)/........        1.25%
Surrender Fees..........................                  0   |   Administrative Charge  ....................        0.15%
Annual Service Charge/(1)/..............     $35 Per Policy   |   Distribution Financing Charge..............        0.25%
Transfer Fee/(1)/.......................   Currently No Fee   |
Family Income Protector (optional)/(2)/                       |   TOTAL SEPARATE ACCOUNT
      Rider Fee.........................               0.30%  |     ANNUAL EXPENSES..........................        1.65%
      Stabilized Payment Fee............               1.25%  |

-----------
/(1)/ The Transfer Fee, if any is imposed, applies to each Policy, regardless of how the Policy Value is allocated among the Mutual Fund Account, the Target Account and the Fixed Account. The annual Service Charge is $35 per year, but not greater than 2% of the Policy Value. The Service Charge applies to the Fixed Account, the Mutual Fund Account, and the Target Account and is assessed on a pro rata basis relative to each Account's Policy Value as a percentage of the Policy's total Policy Value. The Service Charge is deducted on each Policy Anniversary and at the time of surrender, if surrender occurs during a Policy Year. (See "CHARGES AND DEDUCTIONS--Administrative Charges," p. 41.) There is no fee for the first 12 transfers per year. For additional transfers, PFL may charge a fee of $10 per transfer, but currently does not charge for any transfers.

/(2)/ The annual Family Income Protector Rider Fee is currently equal to 0.30% of the Minimum Annuitization Value on the previous Policy Anniversary; PFL may at its discretion change the rate in the future, but the rate will never be greater than 0.50% per year. The Stabilized Payment Fee is only charged if you annuitize under the Family Income Protector rider, and then only after annuitization. This fee is reflected in the amount of the variable payments. The Stabilized Payment Fee is currently equal to an effective annual rate of 1.25% of the daily net asset value in the variable investment options; PFL may at its discretion change the rate in the future, but the rate will never be greater than 2.25% per year. Once the Family Income Protector rider is added to your Policy, neither the Rider Fee nor the Stabilized Payment Fee that is in effect at that time will change during the life of that Family Income Protector rider.

/(3)/ The Mortality and Expense Risk Fees shown (1.25%) are for the 5% Annually
      Compounding Death Benefit and the Double Enhanced Death Benefit. The corresponding fee for the Return of Premium Death Benefit is 1.10% for each Subaccount. (See "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 38.)


The Portfolio Annual Expense section, and the footnotes thereto, of the May 1, 1998 prospectus and the June 1, 1998 prospectus supplement remain applicable.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming the optional Family Income Protector, a hypothetical 5% annual return on assets, and assuming the entire Policy Value is in the applicable Subaccount:


A = 5 % Annually Compounding Death Benefit    B = Return of Premium Death Benefit
    or the Double Enhanced Death Benefit

===========================================================================================================================
                                                                                |      IF THE POLICY IS ANNUITIZED AT
                                            IF THE POLICY IS SURRENDERED        | THE END OF THE APPLICABLE TIME PERIOD OR
                                            AT THE END OF THE APPLICABLE        |   IF THE POLICY IS NOT SURRENDERED OR
                                                    TIME PERIOD.                |               ANNUITIZED.
                                     -------------------------------------------|------------------------------------------
                                      1 YEAR     3 YEARS    5 YEARS   10 YEARS  | 1 YEAR     3 YEARS    5 YEARS   10 YEARS
===========================================================================================================================
Endeavor Money Market           A        26         82        140        301         26         82        140        301
   Portfolio                 ----------------------------------------------------------------------------------------------
                                B        25         77        132        286         25         77        132        286
---------------------------------------------------------------------------------------------------------------------------
Endeavor Asset Allocation       A        29         89        152        324         29         89        152        324
   Portfolio                 ----------------------------------------------------------------------------------------------
                                B        27         84        144        310         27         84        144        310
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International     A        31         96        163        346         31         96        163        346
   Stock Portfolio           ----------------------------------------------------------------------------------------------
                                B        30         91        156        332         30         91        156        332
---------------------------------------------------------------------------------------------------------------------------
Endeavor Value Equity           A        29         90        154        329         29         90        154        329
   Portfolio                 ----------------------------------------------------------------------------------------------
                                B        28         86        147        315         28         86        147        315
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Small Cap Value         A        30         91        155        331         30         91        155        331
   Portfolio                 ----------------------------------------------------------------------------------------------
                                B        28         86        148        317         28         86        148        317
---------------------------------------------------------------------------------------------------------------------------
Dreyfus U.S. Government         A        28         88        150        320         28         88        150        320
   Securities Portfolio      ----------------------------------------------------------------------------------------------
                                B        27         83        142        306         27         83        142        306
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity            A        30         92        157        334         30         92        157        334
   Income Portfolio          ----------------------------------------------------------------------------------------------
                                B        28         87        149        319         28         87        149        319
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Growth            A        30         92        158        336         30         92        158        336
   Stock Portfolio           ----------------------------------------------------------------------------------------------
                                B        29         88        150        321         29         88        150        321
---------------------------------------------------------------------------------------------------------------------------
Endeavor Opportunity            A        32         98        167        354         32         98        167        354
   Value Portfolio           ----------------------------------------------------------------------------------------------
                                B        30         94        160        340         30         94        160        340
---------------------------------------------------------------------------------------------------------------------------
Endeavor Enhanced Index         A        33        102        174        368         33        102        174        368
   Portfolio                 ----------------------------------------------------------------------------------------------
                                B        32         98        167        354         32         98        167        354
---------------------------------------------------------------------------------------------------------------------------
Endeavor Select 50              A        35        108        184        386         35        108        184        386
   Portfolio                 ----------------------------------------------------------------------------------------------
                                B        34        104        177        372         34        104        177        372
---------------------------------------------------------------------------------------------------------------------------
Endeavor High Yield             A        33        102        174        368         33        102        174        368
   Portfolio                 ----------------------------------------------------------------------------------------------
                                B        32         98        167        354         32         98        167        354
---------------------------------------------------------------------------------------------------------------------------
WRL Growth Portfolio            A        29         90        153        327         29         90        153        327
                             ----------------------------------------------------------------------------------------------
                                B        28         85        146        313         28         85        146        313
---------------------------------------------------------------------------------------------------------------------------
The Dow Target 10               A        33        102        174        368         33        102        174        368
   Subaccount                ----------------------------------------------------------------------------------------------
                                B        32         98        167        354         32         98        167        354
---------------------------------------------------------------------------------------------------------------------------
The Dow Target 5                A        33        102        174        368         33        102        174        368
   Subaccount                ----------------------------------------------------------------------------------------------
                                B        32         98        167        354         32         98        167        354
===========================================================================================================================

     The above table is intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly. These include the 1997 expenses of the Underlying Funds, except amounts shown for the Endeavor Select 50 Portfolio, the Endeavor High Yield Portfolio, The Dow Target 10 and The Dow Target 5 are estimates for 1998. (See "CHARGES AND DEDUCTIONS," p. 40, and the Underlying Funds' prospectuses.) In addition to the expenses listed above, premium taxes may be applicable.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS PURELY HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. The figures and data for underlying fund annual expenses have been provided by the underlying funds and while PFL does not dispute these figures, PFL has not independently verified their accuracy.

     In these examples, the $35 Annual Service Charge is reflected as a charge of 0.0436% based on an estimated average Policy Value of $80,328. Normally, the $35 Service Charge would be waived if the Premium Payment(s) less partial withdrawals, or the Policy Value is at least $50,000. However, it was included in these examples for illustrative purposes.

     FAMILY INCOME PROTECTOR RIDER FEE. The risk assumed by PFL associated with the Family Income Protector prior to annuitization is that the annuity benefits payable under the Family Income Protector are greater than the annuity benefits that would have been payable had the Owner selected another annuity benefit permitted by the Policy. To compensate PFL for this risk, PFL charges an annual Family Income Protector rider fee. Prior to annuitization, the Family Income Protector rider fee is deducted from the Policy Value on each Policy Anniversary and upon the termination of the Family Income Protector. The amount of the Family Income Protector rider fee is equal to the rider fee percentage multiplied by the Minimum Annuitization Value on the previous Policy Anniversary. The rider fee percentage currently is 0.30%; PFL may, at its discretion, change this rider fee percentage in the future but it will never be greater than 0.50%, and once the Family Income Protector rider is added to your Policy, the rider fee percentage will not vary during the life of that Family Income Protector rider. The Family Income Protector rider fee is deducted from each variable investment option in proportion to the amount of Policy Value in each subaccount.

     The Family Income Protector rider fee for any given Policy Anniversary will be waived if the Policy Value on that Policy Anniversary exceeds the fee waiver threshold multiplied by the Minimum Annuitization Value. The fee waiver threshold is currently two times the Minimum Annuitization Value; PFL may, at its discretion, change the fee waiver threshold in the future, but it will never be greater than two and one-half times the Minimum Annuitization Value, and once the Family Income Protector rider is added to your Policy, the fee waiver threshold will not vary during the life of that Family Income Protector rider. The Family Income Protector rider fee will not be deducted after annuitization.

     STABILIZED PAYMENT FEE. Upon annuitization under the Family Income Protector, a "stabilized payment" fee will be imposed to reflect PFL's additional risk from the guaranteed minimum stabilized payments. PFL bears substantial market risk in connection with the guaranteed minimum stabilized payments since PFL guarantees that the annuity payments will never be less than the initial payment regardless of the investment performance of the subaccounts you select. This market risk is in addition to the mortality and expense risk already borne by PFL. The stabilized payment fee is currently equal to an effective annual rate of 1.25% of the daily net asset value in the variable investment options; PFL may, at its discretion, change this stabilized payment fee in the future but it will never be greater than 2.25%, and once the Family Income Protector rider is added to your Policy, the stabilized payment fee will not vary during the life of that Family Income Protector rider. The stabilized payment fee is included in the "Mortality and Expense Risk Fee and Administration Charge after the Election Date" percentage set forth on page one of the Family Income Protector rider.

     TERMINATION. The Family Income Protector is irrevocable. You have the option not to use the Family Income Protector but there will be no refund of any fees paid for the Family Income Protector. The Family Income Protector will terminate upon the earliest of annuitization using either the Minimum Annuitization Value or Policy Value, upgrade of Minimum Annuitization Value to Policy Value, termination of the Policy, or 30 days after the Policy Anniversary after your 94th birthday (or earlier if the laws of your state require an earlier date). However, after an upgrade, a new Family Income Protector rider takes effect, and if annuity payments are begun using the Family Income Protector, then the benefits of guaranteed minimum stabilized payments (and the stabilized payment fee) remain in effect for the life of the Policy.